UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 28, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	612-758-5200

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
99	Press Release dated July 28, 2004

Item 12. Results of Operations and Financial Condition.

     On July 28, 2004, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter and nine months ended June 30, 2004. See the Company’s press release dated July 28, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By:	/s/ CHARLES M. OSBORNE
Charles M. Osborne
Vice President and Chief Financial Officer

Date: July 28, 2004

2

EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing
99	Press Release dated July 28, 2004	Filed Electronically